                                                                Exhibit 10.37(b)

                            MASTER SECURITY AGREEMENT


This Master Security Agreement provides a set of terms and conditions that the parties hereto intend to be applicable to various loan transactions secured by personal property. Each such loan and security agreement shall be evidenced by a schedule of indebtedness and collateral ("Schedule") executed by Secured Party and Debtor that explicitly incorporates the provisions of this Master Security Agreement and that sets forth specific terms of that particular loan and security contract. Where the provisions of a Schedule conflict with the terms hereof, the provisions of the Schedule shall prevail. Each Schedule shall constitute a complete and separate loan and security agreement, independent of all other Schedules, and without any requirement of being accompanied by an originally executed copy of this Master Security Agreement. The term "Security Agreement" when used herein shall refer to an individual Schedule.

One originally executed copy of the Schedule shall be denominated "Originally Executed Copy No. 1 of ___ originally executed copies" and such copy shall be retained by Secured Party. If more than one copy of the Schedule is executed by Secured Party and Debtor, all such other copies shall be numbered consecutively with numbers greater than 1. Only transfer of possession by Secured Party of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in such Schedule by possession.

1.  GRANT OF SECURITY INTEREST; DESCRIPTION OF COLLATERAL.

Debtor grants to Secured Party a security interest in the property described in the Schedules now or hereafter executed by or pursuant to the authority of the Debtor and accepted by Secured Party in writing along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral." Each Schedule shall be serially numbered. Unless and only to the extent otherwise expressly provided in a Schedule, no Schedule shall replace any previous Schedule but shall be supplementary to all previous Schedules.

2.  WHAT OBLIGATIONS THE COLLATERAL SECURES.

EACH ITEM OF COLLATERAL SHALL SECURE THE SPECIFIC AMOUNT WHICH DEBTOR PROMISES TO PAY IN EACH SCHEDULE.

3. PROMISE TO PAY; TERMS AND PLACE OF PAYMENT.

Debtor promises to pay Secured Party the amounts set forth on each Schedule at the rate and upon such terms as provided therein.

4.  USE AND LOCATION OF COLLATERAL.

Debtor warrants and agrees that the Collateral is to be used primarily for:
/ / business or commercial purposes (other than agricultural), / / agricultural purposes (see definition on the final page), or / / both agricultural and business or commercial purposes.

Location:
________________________________________________________________________________
          Address                   City      County         State   Zip Code

Debtor and Secured Party agree that regardless of the manner of affixation, the Collateral shall remain personal property and not become part of the real estate.

5.  LATE CHARGES AND OTHER FEES.

Any payment not made when due shall, at the option of Secured Party, bear late charges thereon calculated at the rate of 1% per month, but in no event greater than the highest rate permitted by relevant law. Debtor shall be responsible for and pay to Secured Party a returned check fee, not to exceed the maximum permitted by law, which fee will be equal to the sum of (i) the actual bank charges incurred by Secured Party plus (ii) all other actual costs and expenses incurred by Secured Party. The returned check fee is payable upon demand as indebtedness secured by the Collateral under this Security Agreement.

6.  DEBTOR'S WARRANTIES AND REPRESENTATIONS.

Debtor warrants and represents:
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(a)  that Debtor is justly indebted to Secured Party for the full amount of the indebtedness set forth on each Schedule;

(b) that except for the security interest granted hereby, the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances;

(c) that no financing statement covering the Collateral or any proceeds thereof is on file in favor of anyone other than Secured Party, but if such other financing statement is on file, it will be terminated or subordinated;

(d) that all information supplied and statements made by Debtor in any financial, credit or accounting statement or application for credit prior to, contemporaneously with or subsequent to the execution of this Security Agreement with respect to this transaction are and shall be true, correct, valid and genuine in all material respects; and

(e) that Debtor has full authority to enter into this agreement and in so doing it is not violating its charter or by-laws, any law or regulation or agreement with third parties, and it has taken all such action as may be necessary or appropriate to make this Security Agreement binding upon it.

7.  DEBTOR'S AGREEMENTS.

Debtor agrees:

(a) to defend at Debtor's own cost any action, proceeding, or claim affecting the Collateral;

(b) to pay reasonable attorneys' fees and other reasonable expenses incurred by Secured Party in enforcing its rights against Debtor under this Security Agreement;

(c) to pay all taxes, assessments, license fees and other public or private charges levied or assessed against the Collateral unless the foregoing are being contested


(d) that if a certificate of title be required or permitted by law, Debtor shall obtain such certificate with respect to the Collateral, showing the security interest of Secured Party thereon and in any event do everything necessary or expedient to preserve or perfect the security interest of Secured Party;

(e) that Debtor will not misuse, fail to keep in good repair, secrete or without the prior written consent of Secured Party, sell, rent, lend, encumber or transfer any of the Collateral notwithstanding Secured Party's right to proceeds;

(f) that within 48 hours prior notice to Debtor Secured Party may enter upon Debtor's premises or wherever the Collateral may be located at any reasonable time to inspect the Collateral and Debtor's books and records pertaining to the Collateral, and Debtor shall assist Secured Party in making such inspection.

8.  INSURANCE AND RISK OF LOSS.

All risk of loss, damage to or destruction of the Collateral shall at all times be on Debtor. Debtor will procure forthwith and maintain at Debtor's expense insurance against all risks of loss or physical damage to the Collateral for the full insurable value thereof for the life of this Security Agreement and such other insurance thereon in amounts and against such risks as Secured Party may reasonably specify, and shall promptly deliver each policy to Secured Party with a standard long-form mortgagee endorsement attached thereto showing loss payable to Secured Party; and providing Secured Party with not less than 30 days written notice of cancellation; each such policy shall be in form, terms and amount and with insurance carriers reasonably satisfactory to Secured Party; Secured Party's acceptance of policies in lesser amounts or risks shall not be a waiver of Debtor's foregoing obligations. As to Secured Party's interest in such policy, no act or omission of Debtor or any of its officers, agents, employees or representatives shall affect the obligations of the insurer to pay the full amount of any loss.

Should Debtor fail to furnish such insurance policy to Secured Party, or to maintain such policy in full force, or to pay any premium in whole or in part relating thereto, then Secured Party, without waiving or releasing any default or obligation by Debtor, may (but shall be under no obligation to) obtain and maintain insurance and pay the premium therefor on behalf of Debtor and charge the premium to Debtor's indebtedness under this Security Agreement. The full amount of any such premium paid by Secured Party shall be payable by Debtor upon demand, and failure to pay same shall constitute an event of default under this Security Agreement.

9.  EVENTS OF DEFAULT; ACCELERATION.

A VERY IMPORTANT ELEMENT OF THIS SECURITY AGREEMENT IS THAT DEBTOR MAKE ALL ITS PAYMENTS PROMPTLY AS AGREED UPON. IT IS ESSENTIAL THAT THE COLLATERAL REMAIN IN GOOD CONDITION AND ADEQUATE SECURITY FOR THE INDEBTEDNESS. THE FOLLOWING ARE EVENTS OF DEFAULT UNDER THIS SECURITY AGREEMENT WHICH WILL ALLOW SECURED PARTY TO TAKE SUCH ACTION UNDER THIS PARAGRAPH AND UNDER PARAGRAPH 10 AS IT DEEMS
NECESSARY:

(a) any of Debtor's obligations to Secured Party under this Security Agreement is not paid promptly when due;

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(b)  Debtor breaches any warranty or provision hereof, or of any note or of any other instrument or agreement delivered by Debtor to Secured Party in connection with this transaction;


(c) Debtor becomes insolvent or ceases to do business as a going concern;

(d) it is determined that Debtor has given Secured Party materially misleading information regarding its financial condition;

(e) any of the Collateral is lost or destroyed and not adequately covered by Insurance;

(f) a complaint in bankruptcy or for arrangement or reorganization or for relief under any insolvency law is filed by or against Debtor and in the case of any insolvency filing, not dismissed within 90 days after filing or Debtor admits its inability to pay its debts as they mature;

(g) Collateral of Debtor is attached or a receiver is appointed for Debtor;

(h) Debtor defaults under the Credit Agreement dated September 29, 1995 between Rural/Metro Corporation as Guarantor and First National Union Bank as Lender.

IF DEBTOR SHALL BE IN DEFAULT HEREUNDER, THE INDEBTEDNESS DESCRIBED IN EACH SCHEDULE AND ALL OTHER INDEBTEDNESS THEN OWING BY DEBTOR TO SECURED PARTY UNDER THIS (COLLECTIVELY, THE "INDEBTEDNESS") SHALL, IF SECURED PARTY SHALL SO ELECT, BECOME IMMEDIATELY DUE AND PAYABLE. After acceleration: the unpaid principal balance of the indebtedness described in any Schedule shall bear interest at the same rate as before acceleration until paid in full.

In no event shall the Debtor upon demand by Secured Party for payment of the Indebtedness, by acceleration of the maturity thereof or otherwise, be obligated to pay any interest in excess of the amount permitted by law. Any acceleration of the Indebtedness, if elected by Secured Party, shall be subject to all applicable laws, including laws relating to rebates and refunds of unearned charges.

10. SECURED PARTY'S REMEDIES AFTER DEFAULT; CONSENT TO ENTER PREMISES.

UPON DEBTOR'S DEFAULT AND AT ANY TIME THEREAFTER, SECURED PARTY SHALL HAVE ALL THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE ARIZONA UNIFORM COMMERCIAL CODE AND ANY OTHER APPLICABLE LAWS, INCLUDING THE RIGHT TO ANY DEFICIENCY REMAINING AFTER DISPOSITION OF THE COLLATERAL FOR WHICH DEBTOR HEREBY AGREES TO REMAIN FULLY LIABLE. UPON DEBTOR'S DEFAULT AND AT ANY TIME THEREAFTER, DEBTOR AGREES THAT SECURED PARTY, BY ITSELF OR ITS AGENT, MAY WITHOUT NOTICE TO ANY PERSON AND WITHOUT JUDICIAL PROCESS OF ANY KIND, ENTER INTO ANY PREMISES OR UPON ANY LAND OWNED, LEASED OR OTHERWISE UNDER THE REAL OR APPARENT CONTROL OF DEBTOR OR ANY AGENT OF DEBTOR WHERE THE COLLATERAL MAY BE OR WHERE SECURED PARTY BELIEVES THE COLLATERAL MAY BE, AND DISASSEMBLE, RENDER UNUSABLE AND/OR REPOSSESS ALL OR ANY ITEM OF THE COLLATERAL, DISCONNECTING AND SEPARATING ALL COLLATERAL FROM ANY OTHER PROPERTY AND USING ALL FORCE NECESSARY. Debtor expressly waives all further rights to possession of the Collateral after default and all claims for injuries suffered through or loss caused by such entering and/or repossession other than those caused by the gross negligence or willful misconduct of Secured Party or its agents, Secured Party may require Debtor to assemble the Collateral and return it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

Secured Party may sell or lease the Collateral at a time and location of its choosing provided that the Secured Party acts in good faith and in a commercially reasonable manner. Secured Party will give Debtor reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition of the Collateral is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor shown herein at least ten days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling and the like shall include reasonable attorneys' fees and other reasonable legal expenses. Debtor understands that Secured Party's rights are cumulative and not alternative.

11.  WAIVER OF DEFAULTS; AGREEMENT INCLUSIVE.

Secured Party may in its sole discretion waive a default, or cure, at Debtor's expense, a default. Any such waiver in a particular instance or of a particular default shall not be a waiver of other defaults or the same kind of default at another time. No modification or change in this Security Agreement or any related note, instrument or agreement shall bind Secured Party unless in writing signed by Secured Party. No oral agreement shall be binding.

12.  FINANCING STATEMENTS; CERTAIN EXPENSES.

At the request of Secured Party, Debtor will execute any financing statements, agreements or documents, in form satisfactory to Secured Party which Secured Party may deem reasonably necessary or advisable to establish and maintain a perfected security interest in the Collateral and will pay the reasonable cost of filing or recording the same in all public offices deemed necessary or advisable by Secured Party. Debtor also agrees to pay all reasonable costs and expenses reasonably incurred by Secured Party in conducting UCC, tax or other lien searches against the Debtor or the Collateral and such other fees as may be agreed.


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13.  WAIVER OF DEFENSES ACKNOWLEDGMENT.

If Secured Party assigns this Security Agreement to a third party ("Assignee"), then after such assignment:

(a) Debtor will make all payments directly to such Assignee at such place as Assignee may from time to time designate in writing;

(b) Debtor agrees that it will settle all claims, defenses, setoffs and counterclaims it may have against Secured Party directly with Secured Party and will not set up any such claim, defense, setoff or counterclaim against Assignee, Secured Party hereby agreeing to remain responsible therefor;

(c) Secured Party shall not be Assignee's agent for any purpose and shall have no authority to change or modify this Security Agreement or any related document or instrument; and

(d) Assignee shall have all of the rights and remedies of Secured Party hereunder but none of Secured Party's obligations.

14.  MISCELLANEOUS.

Debtor waives all exemptions. Any provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof.

Debtor and Secured Party each hereby waive any right to a trial by jury in any action or proceeding with respect to, in connection with, or arising out of this Security Agreement, or any note or document delivered pursuant to this Security Agreement. The Debtor shall have the right to prepay the indebtedness described in any Schedule in full, but not in part, without any penalty or premium. DEBTOR ACKNOWLEDGES RECEIPT OF A TRUE COPY AND WAIVES ACCEPTANCE HEREOF.

If Debtor is a corporation, this Security Agreement is executed pursuant to authority of its Board of Directors. Except where the context otherwise requires, "Debtor" and "Secured Party" include the heirs, executors or administrators, successors or assigns of those parties; nothing herein shall authorize Debtor to assign this Security Agreement or its rights in and to the Collateral. If more than one Debtor executes this Security Agreement, their obligations under this Security Agreement shall be joint and several.

If at any time this transaction would be usurious under applicable law, then regardless of any provision contained in this Security Agreement or in any other agreement made in connection with this transaction, it is agreed that:

(a) the total of all consideration which constitutes interest under applicable law that is contracted for, charged or received upon this Security Agreement or any such other agreement shall under no circumstances exceed the maximum rate of interest authorized by applicable law and any excess shall be credited to the Debtor; and

(b) If Secured Party elects to accelerate the maturity of, or if Secured Party permits Debtor to prepay the indebtedness described in Paragraph 3, any amounts which because of such action would constitute interest may never include more than the maximum rate of interest authorized by applicable law and any excess interest, if any, provided for in this Security Agreement or otherwise, shall be credited to Debtor automatically as of the date of acceleration or prepayment.

15.  SALES OF COLLATERAL.

From time to time it will be necessary for the Debtor to sell individual items of Collateral. In the event that the Debtor provides the Secured Party with a written notice of its intention to sell an item of Collateral, Secured Party will release its security interest in the Collateral in exchange for a partial prepayment of the principal. No prepayment fee will apply to such partial prepayment.

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DATED:
      --------------------

DEBTOR:


-----------------------------------------------------------
Name of individual, corporation or partnership


By                                              Title
  -------------------------------------------        -------------------------
    If corporation, have signed by President, Vice President or Treasurer, and give official title. If owner or partner, state which.

---------------------------------------------------------------
Address

---------------------------------------------------------------
City                                          State    Zip Code


SECURED PARTY:


--------------------------------------------------------------
Name of individual, corporation or partnership


By                                                 Title
  ------------------------------------------------      -----------------------
    If corporation, give official title. If owner or partner, state which.


---------------------------------------------------------------
Address

---------------------------------------------------------------
City                                          State    Zip Code

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If Debtor is a partnership, enter:

Partners' names                                                Home addresses
---------------                                                --------------







NOTICE: DO NOT USE THIS FORM FOR TRANSACTIONS FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. FOR AGRICULTURAL AND OTHER TRANSACTIONS SUBJECT TO FEDERAL OR STATE REGULATIONS, CONSULT LEGAL COUNSEL TO DETERMINE DOCUMENTATION REQUIREMENTS.

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
AGRICULTURAL PURPOSES generally means farming, including dairy farming, but it also includes the transportation, harvesting, and processing of farm, dairy, or forest products if what is transported, harvested, or processed is farm, dairy, or forest products grown or bred by the user of the equipment itself. It does not apply, for instance, to a logger who harvests someone else's forest, or a contractor who prepares land or harvests products on someone else's farm.

SPECIAL PROVISIONS INSTRUCTIONS - THE NOTATIONS TO BE ENTERED IN THE SPECIAL PROVISIONS SECTION OF THIS DOCUMENT FOR USE IN ALABAMA, FLORIDA, GEORGIA, IDAHO, NEVADA, NEW HAMPSHIRE, OREGON, SOUTH DAKOTA AND WISCONSIN ARE SHOWN IN THE APPLICABLE STATE PAGES OF THE LOANS AND MOTOR VEHICLES MANUAL.

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                 FLEET RENTAL RIDER TO MASTER SECURITY AGREEMENT

Rider       to Master Security Agreement between W & W Leasing Company, Inc.
("Debtor") and

The CIT Group/Equipment Financing, Inc. ("Secured Party") dated
                        ,            ("Security Agreement").


Anything in the Security Agreement to which this Rider is annexed and made a part to the contrary notwithstanding, Debtor and Secured Party agree:


1.  RENTAL OF COLLATERAL BY DEBTOR.

The Debtor is engaged in the business of renting Collateral of the kind described in the Schedules of Indebtedness and Collateral described in Paragraph 1 of this Security Agreement. Both Debtor and Secured Party intend Debtor to rent this inventory Collateral, BUT SUBJECT AND SUBORDINATE TO THIS SECURITY AGREEMENT and only in the regular course of business as Debtor normally rents such inventory. Until default, Debtor may rent the Collateral or any part thereof in its regular course of business but subject to this Security Agreement. Debtor may remove the Collateral to other locations, without prior consent of Secured Party. Debtor hereby agrees that Secured Party shall, at any time and from time to time, after 48 hours prior notice to Debtor or Lessee, as applicable, have full access to and the right to inspect the Collateral hereunder whether such Collateral is located on Debtor's premises or on the premises of any lessee to whom Debtor has leased any or all of the Collateral hereunder; that, in no event shall Debtor remove or permit the Collateral to be removed to a place other than the United States, exclusive of all Commonwealths, Territories and Possessions, without the written consent of Secured Party, which consent shall not be unreasonably withheld.


2.  LEASES.

Debtor agrees that all leases of the Collateral shall include a provision providing that Debtor may assign its interest in the Collateral without the prior written consent of the lessee under such lease.


Dated:
     -------------------------------

DEBTOR:

W & W LEASING COMPANY, INC.
-------------------------------------
Name of individual, corporation or partnership


By                                                   Title
  ------------------------------------------------        --------------------
    If corporation, have signed by President, Vice President or Treasurer, and give official title. If owner or partner, state which.


SECURED PARTY:


THE CIT GROUP/EQUIPMENT FINANCING, INC.


By                                                   Title
  -----------------------------------------------         ---------------------

                                    GUARANTY


To:

--------------------------------------------------------------------
Address

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City                                             State       Zip Code

Rural/Metro Corporation, a Delaware corporation, requests you to extend credit to or to purchase security agreements, leases, notes, accounts and/or other obligations (herein generally termed "paper") of or from or otherwise to do business with

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Company                                        City                       State

hereinafter called the "Company," and to induce you so to do and in consideration thereof and of benefits to accrue to each of us therefrom, we, as a primary obligor, unconditionally guarantee to you that the Company will fully and promptly pay and perform all its present and future obligations to you, whether direct or indirect, joint or several, absolute or contingent, secured or unsecured, matured or unmatured and whether originally contracted with you or otherwise acquired by you, irrespective of any invalidity or unenforceability of any such obligation or the insufficiency, invalidity or unenforceability of any security therefor; and agrees, without your first having to proceed against the Company or to liquidate paper or any security therefor, to pay on demand all sums due and to become due to you from the Company and all reasonable losses, costs, attorneys' fees or expenses which may be suffered by you by reason of the Company's default or default of any of the undersigned hereunder; and agrees to be bound by and on demand to pay any deficiency established by a sale of paper and/or security held, with or without notice to us. This guaranty is an unconditional guarantee of payment and performance. We shall not be released or discharged, either in whole or in part, by your failure or delay to perfect or continue the perfection of any security interest in any property which secures the obligations of the Company or us to you, or to protect the property covered by such security interest.


No termination shall be effective except by notice sent to you by certified mail return receipt requested naming a termination date effective not less than 90 days after the receipt of such notice by you; or affect any transaction effected prior to the effective date of termination.

We waive: notice of acceptance hereof; presentment, demand, protest and notice of nonpayment or protest as to any note or obligation signed, accepted, endorsed or assigned to you by the Company; any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which we may now or hereafter have against the Company or any other person directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to the Company's property (including, without limitation, property collateralizing its obligations to you), arising from the existence or performance of this guaranty; all exemptions laws and any other demands and notices required by law; all setoffs and counterclaims; any and all defenses based on suretyship or any other applicable law, including without limitation all rights and defenses arising out of (i) an election of remedies by you even though that election of remedies may have destroyed rights of subrogation and reimbursement against the Company by operation of law or otherwise, (ii) protections afforded to the Company pursuant to antideficiency or similar laws limiting or discharging the Company's obligations to you, (iii) the invalidity or unenforceability of this guaranty, (iv) the failure to notify us of the disposition of any property securing the obligations of the Company, (v) the commercial reasonableness of such disposition or the impairment, however caused, of the value of such property, and (vi) any duty on your part (should such duty exist) to disclose to us any matter, fact or thing related to the business operations or condition (financial or otherwise) of the Company or its affiliates or property, whether now or hereafter known by you.


You may at any time and from time to time, without our consent, without notice to us and without affecting or impairing the obligation of any of us hereunder, do any of the following:

(a) renew, extend (including extensions beyond the original term of the respective item of paper), modify (including changes in interest rates), release or discharge any obligations of the Company, of its customers, of co-guarantors (whether hereunder or under a separate instrument) or of any other party at any time directly or contingently liable for the payment of any of said obligations;

(b)   accept partial payments of said obligations;

(c) accept new or additional documents, instruments or agreements relating to or in substitution of said obligations;

(d) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of said obligations and the security therefor in any manner;

(e) consent to the transfer or return of the security, take and hold additional security or guaranties for said obligations;

(f)  amend, exchange, release or waive any security or guaranty; or

(g) bid and purchase at any sale of paper or security and apply any proceeds or security, and direct the order and manner of sale.

If a claim is made upon you at any time for repayment or recovery of any amount(s) or other value received by you, from any source, in payment of or on account of any of the obligations of the Company guaranteed hereunder and you repay or otherwise become liable for all or any part of such claim by reason of:

(a) any judgment, decree or order of any court or administrative body having competent jurisdiction; or

(b)  any settlement or compromise of any such claim,

we shall remain liable to you hereunder for the amount so repaid or for which you are otherwise liable to the same extent as if such amount(s) had never been received by you, notwithstanding any termination hereof or the cancellation of any note or other agreement evidencing any of the obligations of the Company. This guaranty shall bind our administrators, representatives, successors, and assigns, and shall inure to your successors and assigns, including, but not limited to, any party to whom you may assign any item or items of paper, we hereby waiving notice of any such assignment. All of your rights are cumulative and not alternative.

BY EXECUTION OF THIS GUARANTY EACH GUARANTOR HEREUNDER AGREES TO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH, OR RELATED TO THIS GUARANTY.


Executed                                     .
        -------------------------------------

CORPORATE         NOTE:    Enter exact name of corporation on first blank line,
GUARANTORS                 followed by city, state and zip code.


----------------------------------------------------------
Name of Corporation


-----------------------------------------------------------------
City                                            State    Zip code


By                                                   Title
  ----------------------------------------------           -------------------
    Have signed by President, Vice President or Treasurer.




----------------------------------------------------------------
Attest                                                 Secretary

                                  SCHEDULE NO.
                     Schedule of Indebtedness and Collateral


Attached to and made a part of Master Security Agreement dated
                  , between the undersigned Secured Party and Debtor.

This Schedule of Indebtedness and Collateral incorporates the terms and conditions of the above-referenced Master Security Agreement.

This is Originally Executed Copy No.            of   originally executed copies.
Only transfer of possession by Secured Party of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The equipment listed on this Schedule will be located at:

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Address                              City                     State    Zip Code

Debtor grants to Secured Party a security interest in the property described below, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral".

Collateral Description (Describe Collateral fully including make, kind of unit, model and serial numbers and any other pertinent information.)


Debtor promises to pay Secured Party (i) the total PRINCIPAL sum of $
            in           (total number) principal payments of $
                  each, commencing on ,                        and a like sum on
a like date of each month thereafter until fully paid, provided, however, that the final payment shall be in the amount of the unpaid balance, PLUS

(ii) INTEREST payable monthly at the "Governing Rate" in effect from time to
time plus     % on the unpaid principal balance, but in no event greater than the highest rate permitted by relevant law in effect from time to time during the term of this Security Agreement even if this Security Agreement shall state a minimum rate of interest.

"Governing Rate" shall mean a rate equal to the higher of the LIBOR Rate or the commercial paper rate.

Interest shall be computed on the basis of a year of 360 days.

Any change in the rate of interest based upon a change in the Governing Rate shall take effect on an Adjustment Day.

As used herein: (i) "Adjustment Day" shall mean the     day of each month
commencing                ; (ii) "LIBOR Rate" means the rate for deposits in
U.S. Dollars for a period of     days which appears on Telerate Page 3750 as of
11:00 a.m., London time, on the day that is two London Banking Days preceding the applicable Adjustment Day. If such rate does not appear on the Telerate Page 3750, the rate for that Adjustment Day will be the last such rate that appeared on Telerate Page 3750, provided that if such rate did not appear on Telerate Page 3750 for a period of more than five London Banking Days prior to that Adjustment Day, then the LIBOR Rate shall be determined from such source as Secured Party shall determine; (iii) "London Banking Day" means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London; (iv) "Telerate Page" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying rates or prices for U.S.
deposits for a period of        ; and (v) "commercial paper rate" shall mean the
average rate quoted by The Wall Street Journal or such other source as Secured Party may determine for 30-day dealer commercial paper.

The rate of interest payable on the loan from the date such loan is made to the
first Adjustment Day is     % per annum.


EXECUTED ON
           ---------------------------------
DEBTOR:


---------------------------------------------------
Name of individual, corporation or partnership

By                                                   Title
  ------------------------------------------------        -------------------

ACCEPTED ON
           --------------------------

SECURED PARTY:


THE CIT GROUP/EQUIPMENT FINANCING, INC.


By                                                   Title
  ------------------------------------------------        --------------------

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